SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
 (Exact name of Registrant as specified in its charter)

     Bermuda                                             1-14795                        Not Applicable
(State or Other Jurisdiction                     (Commission                        (IRS Employer
of Incorporation)                                File Number)                       Identification No.)

                                                           44 Church Street
                                                            P.O. Box HM2064
                                                       Hamilton HM HX, Bermuda

                                               (Address of Principal Executive Offices)

Registrant's telephone number, including area code:          (441) 295-5688

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)         Exhibits

                         99.1         Press Release of American Safety Insurance Group, Ltd. issued May 7, 2003.

                         99.2         Press Release of American Safety Insurance Holdings, Ltd. issued August 5, 2003.

Item 12.         Results of Operations and Financial Condition.

The Registrant issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

The Registrant issued a press release reporting its financial results for the second quarter ended June 30, 2003. A copy of the press release is hereby attached as Exhibit 99.2 and incorporated herein by reference.

The information set forth under this Item 12 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                              (Registrant)

Dated:        August 7, 2003                By:   /s/ Stephen R. Crim
                                                      Stephen R. Crim
                                                      President and Chief Executive Officer

EXHIBIT INDEX

        99.1         Press Release of American Safety Insurance Group, Ltd. issued May 7, 2003

        99.2         Press Release of American Safety Insurance Holdings, Ltd. issued August 5, 2003.